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                       Securities and Exchange Commission
                              Washington, DC 20549

                                    Form 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)  April 21, 2004


                            PATIENT INFOSYSTEMS, INC.
             (Exact Name of Registrant as Specified in its Charter)


             Delaware                  0-22319                   16-1476509
(State or Other Jurisdiction   (Commission File Number)         (IRS Employer
       of Incorporation)                                     Identification No.)


46 Prince Street, Rochester, New York                            14607
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code  (585) 242-7200
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 4. Changes in Registrant's Certifying Accountant.

a) Deloitte & Touche LLP resigned as the Registrant's independent accountants on April 21, 2004.

b) The Audit Committee of the Board of Directors of the Registrant approved on April 28, 2004 the engagement of the accounting firm of McGladrey & Pullen, LLP as independent accountants for the Registrant for the year ending December 31, 2004 subject to their normal client acceptance procedures.

c) Deloitte & Touche LLP's reports on the financial statements for the past two years ended December 31, 2003 and 2002 contained no adverse opinion or disclaimer of opinion. Deloitte & Touche LLP's reports on the financial statements contained an explanatory paragraph expressing substantial doubt about the Registrant's ability to continue as a going concern.

d) In connection with its audits for the two most recent fiscal years ended December 31, 2003 and 2002 and through April 21, 2004, there have been no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Deloitte & Touche LLP would have caused them to make reference thereto in their report on the financial statements for such years.


Item 7. Financial Statements and Exhibits. (c) The following exhibit is filed with this report:

     Exhibit (16) Deloitte & Touche LLP letter to the Securities and Exchange
                  Commission.



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                                   SIGNATURES
         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         PATIENT INFOSYSTEMS, INC.

Date:  April 28, 2004                    By:/s/Roger L. Chaufournier
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                                            Roger L. Chaufournier
                                            Chief Executive Officer